Exhibit 3.1.25

DEAN HELLER

Nevada Secretary of State

206 North Carson Street

Carson City, Nevada 89701-4299

Filed 11/17/2003

FILE #C28394-03

ARTICLES OF INCORPORATION
(PURSUANT TO NRS 78)

1.	Name of Corporation	NCOP VI, Inc.

2.	Resident Agent Name and Street Address:	Nevada Incorporators and Registration Service, LLC. 3993 Howard Hughes Parkway, Suite 460 Las Vegas, NEVADA 89109

3.	Shares:	Number of shares		Number of shares
		with par value	Par Value	with out par value

		1,000	$1.00

4.	Names, Addresses, Number of the Board of Directors/Trustees:	The First Board of Directors/Trustees shall consist of 5 members whose names and addresses are as follows:

		1.		Michael J. Barrist 507 Prudential Road, Horsham, PA 19044

		2.		Michael B. Meringolo 507 Prudential Road, Horsham, PA 19044

		3.		Joshua Gindin 507 Prudential Road, Horsham, PA 19044

5.	Purpose	The purpose of this corporation shall be: To purchase and/or service receivables & to engage in any other lawful business.

6.	Names, Addresses and Signatures	Richard J. Palmer	Signature:	/s/ Richard J. Palmer
	of Incorporators:	1804 Washington Blvd. Dept 200
Baltimore, MD 21230

7.	Certificate of Acceptance of	I hereby accept appointment as Resident Agent for the above named corporation
	Appointment of Resident Agent:	/s/ Joseph L. Lindsay		11-13-03
		Signature of Resident Agent		Date

EXHIBIT A

TO THE

ARTICLES OF INCORPORATION

OF NCOP VI, INC.

DIRECTORS

Name	Address

Richard J. Palmer	1804 Washington Blvd., Dept. 200 Baltimore, Maryland 21230

Joseph L. Lindsay	3993 Howard Hughes Parkway Suite 460 Las Vegas, Nevada 89109

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

	Filed in the office of	Document Number
00002210695-65

Articles of Conversion		Filing Date and Time
02/27/2009 9:46 AM
(PURSUANT TO NRS 92A.205)	Ross Miller
	Secretary of State	Entity Number
	State of Nevada	C28394-2003

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion

(Pursuant to NRS 92A.205)

1.              Name and jurisdiction of organization of constituent entity and resulting entity:

NCOP VI, Inc.
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type*

and,

NCOP VI, LLC
Name of resulting entity

Nevada	Limited Liability Company
Jurisdiction	Entity type*

2.              A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.              Location of plan of conversion: (check one)

☐           The entire plan of conversion is attached to these articles.

☒         The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐           The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 3
Revised: 7-1-08

1

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4.              Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:	N/A

c/o:

5.              Effective date of conversion (optional) (not to exceed 90 days after the articles are filed pursuant to NRS 92A.240)*:      2/27/09

6.              Signatures - must be signed by:

1.           If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2.           If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

NCOP VI, Inc.
Name of constituent entity

X /s/ Candace R. Corra	Assistant Secretary	2/26/09
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.
This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 4
Revised: 7-1-08

2

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

	Filed in the office of	Document Number
00002210696-76

Articles of Organization		Filing Date and Time
Limited-Liability Company		02/27/2009 9:46 AM

(PURSUANT TO CHAPTER 86)	Ross Miller	Entity Number
	Secretary of State	C28394-2003
State of Nevada

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited- Liability Company: (must contain approved limited-liability company wording; see instructions)	NCOP VI, LLC	Check box if a Series Limited- Liability Company ☐

2. Registered Agent for Service of Process: (check only one box)	☒	Commercial Registered Agent:	Nevada Incorporators & Registration Service, LLC
Name

☐	Noncommercial Registered Agent	OR	☐	Office or Position with Entity
(name and address below)	(name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Nevada
Street Address	City	Zip Code

Nevada
Mailing Address (if different from street address)	City	Zip Code

3. Dissolution	Latest date upon which the company is to dissolve (if existence is not perpetual):
Date: (optional)

4. Management: (required)	Company shall be managed by:	☒	Manager(s)	OR	☐	Member(s)
(check only one box)

5. Name and Address of each Manager or Managing Member: (attach additional page if more than 3)
1)	NCOP Nevada Holdings, Inc.
Name

3763 Howard Hughes Parkway, Suite 170A	Las Vegas	NV	89169
Street Address	City	State	Zip Code

2)
Name

Street Address	City	State	Zip Code

3)
Name

Street Address	City	State	Zip Code

6. Name, Address and Signature of Organizer: (attach additional page if more than 1 organizer)	Candace R. Corra	X/s/ Candace R. Corra
Name	Organizer Signature

3763 Howard Hughes Parkway, Suite 170	Las Vegas	NV	89169
Address	City	State	Zip Code

7. Certificate of Acceptance of Appointment of Registered Agent	I hereby accept appointment as Registered Agent for the above named Entity.

X/s/ Candace R. Corra	2/26/09
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity	Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State NRS 86 DLLC Articles
Revised on 7-1-08